                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [X] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      COMPLETE BUSINESS SOLUTIONS, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                               [COMPANY NAME]
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                       COMPLETE BUSINESS SOLUTIONS, INC.
                      32605 W. TWELVE MILE ROAD, SUITE 250
                           FARMINGTON HILLS, MI 48334
 ------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
 ------------------------------------------------------------------------------

     The annual meeting of shareholders of Complete Business Solutions, Inc., a Michigan corporation ("CBSI") will be held at The Ritz-Carlton Hotel, Fairlane Plaza, 300 Town Center Drive, Dearborn, Michigan 48126, on May 8, 1998 at 9:00 a.m. (local time) for the following purposes:

          1. to consider and act upon a proposal to amend the Articles of Incorporation of CBSI to increase the number of shares of CBSI Common Stock which CBSI is authorized to issue from 30,000,000 to 200,000,000;

          2. to consider and act upon a proposal to amend the Bylaws of CBSI to increase the maximum number of directors from 7 to 9;

          3. to consider and act upon a proposal to increase the number of shares of CBSI Common Stock authorized for issuance pursuant to the CBSI 1996 Stock Option Plan from 3,247,454 shares to 7,247,454 shares of CBSI Common Stock;

          4. to consider and act upon a proposal to approve the CBSI Employee Stock Purchase Plan;

          5. to elect directors;

          6. to consider and act upon a proposal to confirm the appointment of Arthur Andersen LLP as the independent auditors of CBSI for the year ending December 31, 1998; and

          7. to transact any such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 31, 1998 as the record date for determining shareholders entitled to notice of and to vote at the meeting.

     A proxy and return envelope are enclosed for your convenience.

                                          By Order of the Board of Directors

                                          Rajendra B. Vattikuti
                                          President and Chief Executive Officer
April   , 1998

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

         PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of the Shareholders of Complete Business Solutions, Inc. (the "CBSI Annual Meeting") to be held on May 8, 1998, at 9:00 a.m. at The Ritz-Carlton Hotel, Fairlane Plaza, 300 Town Center Drive, Dearborn, Michigan 48126.

     At the CBSI Annual Meeting, you are being asked to amend the Articles of Incorporation to increase the number of authorized Common Shares, to elect directors to the Board of Directors, and to increase the size of the Board of Directors, along with other matters to be considered at the CBSI Annual Meeting. All of the matters to be considered at the CBSI Annual Meeting are described in the enclosed Proxy Statement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED RESOLUTIONS CONCERNING EACH OF THE MATTERS DESCRIBED IN THE ENCLOSED PROXY MATERIALS AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF EACH PROPOSAL.

     A form of proxy solicited by the Board of Directors is enclosed for your convenience. PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, even if you plan to attend the CBSI Annual Meeting in person. If you attend the CBSI Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

     Thank you, and I look forward to seeing you at the meeting.

                                          Very truly yours,

                                          Rajendra B. Vattikuti
                                          President and Chief Executive Officer

                                  INTRODUCTION

GENERAL

     This Proxy Statement is being furnished to the shareholders of Complete Business Solutions, Inc. ("CBSI or the "Company") in connection with the solicitation of proxies by the Board of Directors of CBSI for use at the CBSI Annual Meeting to be held May 8, 1998 at 9:00 a.m. local time, at The Ritz-Carlton Hotel, Fairlane Plaza, 300 Town Center Drive, Dearborn, Michigan 48126. This Proxy Statement, the attached Notice, and the enclosed proxy is
first being mailed to stockholders of CBSI on April   , 1998. The mailing
address for CBSI is Complete Business Solutions, Inc., 32605 West Twelve Mile Road, Suite 250, Farmington Hills, Michigan 48334.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the CBSI Annual Meeting the shareholders of CBSI are being asked to consider and vote upon proposals to: 1) amend the Articles of Incorporation of CBSI to increase the number of shares of CBSI Common Stock which CBSI is authorized to issue from 30,000,000 to 200,000,000; 2) ratify the amendment of the Bylaws of CBSI by the Board to increase the maximum number of directors from 7 to 9; 3) increase the number of shares of CBSI Common Stock authorized for issuance pursuant to the CBSI 1996 Stock Option Plan from 3,247,454 shares to 7,247,454 shares of CBSI Common Stock; 4) approve the CBSI Employee Stock Purchase Plan; 5) elect directors; and 6) confirm the appointment of Arthur Andersen LLP as the independent auditors of CBSI for the year ending December 31, 1998. See, "PROPOSAL 1: AMENDMENT TO ARTICLES OF INCORPORATION OF CBSI," "PROPOSAL 2: AMENDMENT TO BYLAWS OF CBSI," "PROPOSAL 3: AMENDMENT TO THE CBSI 1996 STOCK OPTION PLAN," "PROPOSAL 4: ADOPTION OF THE CBSI EMPLOYEE STOCK PURCHASE PLAN," "PROPOSAL 5: ELECTION OF DIRECTORS OF CBSI," "PROPOSAL 6:
CONFIRMATION AND APPOINTMENT OF AUDITORS."

VOTING AND PROXIES

     The Board of Directors of CBSI has fixed the close of business on March 31, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the CBSI Annual Meeting. Accordingly, only holders of record of shares of CBSI Common Stock at the close of business on that date will be entitled to notice of and to vote at the CBSI Annual Meeting or any adjournment thereof. At the close of business on such date, there were 26,996,408 shares of CBSI Common Stock outstanding.

     Each holder of record of shares of CBSI Common Stock on the record date is entitled to cast one vote per share, in person or by properly executed proxy, on any matter that may properly come before the CBSI Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the shares of CBSI Common Stock outstanding on the record date is necessary to constitute a quorum at the CBSI Annual Meeting. The affirmative vote of the holders of a majority of the shares of CBSI Common Stock present and voting, represented in person or by properly executed proxy, at the CBSI Annual Meeting is required to; 1) amend the Articles of Incorporation; 2) amend the Bylaws; 3) amend the CBSI 1996 Stock Option Plan; 4) approve the CBSI Employee Stock Purchase Plan; and 5) confirm the appointment of Arthur Andersen LLP as the independent auditors of CBSI for the year ending December 31, 1998. The directors shall be elected by a plurality of the votes cast.

PROXY VOTING, REVOCATIONS, AND ABSTENTIONS

     Proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of CBSI intend to vote for the amendment to the Articles of Incorporation of CBSI, for the amendment to the Bylaws of CBSI, for the amendment increasing in the number of shares authorized for issuance under the CBSI 1996 Stock Option Plan, for the approval of the Employee Stock Purchase Plan, for the election of directors of CBSI as listed herein, and for the confirmation of the appointment of Arthur

Andersen LLP as the independent auditors of CBSI. Abstentions and broker non-votes are effectively treated as votes against the proposal.

     The CBSI Board of Directors does not know of any matters, other than the matters described in this Proxy Statement, which are expected to be presented for consideration at the CBSI Annual Meeting. If any other matters are properly presented at the CBSI Annual Meeting, the persons named in the respective accompanying proxy will have discretion to vote on such matters in accordance with their best judgment.

     Shareholders who execute proxies may revoke them by giving written notice to the Secretary of CBSI at any time before such proxies are voted. Attendance at the CBSI Annual Meeting will not have the effect of revoking a proxy unless the shareholder so attending, in writing, so notifies the Secretary of CBSI at any time prior to the voting of the proxy.

SOLICITATION

     Proxies are being solicited by and on behalf of the CBSI Board of Directors. CBSI will bear the expenses of this solicitation, including the expenses of preparing and mailing this Proxy Statement. In addition to solicitation by mail, directors, officers and regular employees of CBSI may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals and CBSI will reimburse them for their expenses.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Other than election as a director, no officer or director of CBSI has any substantial interest in any matter to be acted upon at the CBSI Annual Meeting.

                                   PROPOSAL 1

                 AMENDMENT TO ARTICLES OF INCORPORATION OF CBSI

PROPOSAL TO INCREASE AUTHORIZED COMMON STOCK

     CBSI is presently authorized to issue 30,000,000 shares of CBSI Common Stock, and as of March 31, 1998, 26,996,408 shares were outstanding, 3,247,454 shares are reserved for issuance upon the exercise of outstanding options, 5,382,258 shares are reserved for issuance under the CBSI Acquisition Shelf Registration Statement, and 1,000,000 shares are reserved for issuance under the Employee Stock Purchase Plan.

     The Board of Directors of CBSI has adopted a resolution proposing and declaring it advisable that the number of authorized shares of CBSI be increased from 30,000,000 to 200,000,000 and directing that the proposed amendment to the Articles of Incorporation be considered by the shareholders at the CBSI Annual Meeting.

     The proposed increase in the number of authorized but unissued shares of CBSI Common Stock shall be available for such purposes as the Board of Directors may deem advantageous, including the raising of additional capital, stock splits, future employee benefit plan awards and possible acquisitions. However, CBSI has no present binding commitments to issue any stock with respect to any of the foregoing, except as described in this Proxy Statement. As in the case of the presently authorized but unissued CBSI Common Stock, the issuance of additional shares of CBSI Common Stock would, in most cases, be within the discretion of the Board of Directors of CBSI without further action by shareholders. Holders of the Company's Common Stock have no preemptive, subscription or redemption rights. The present ownership percentage of current shareholders may be diluted. Depending upon the circumstances in which additional shares of CBSI Common Stock are issued, the overall effects of such issuance may be to make more difficult or to discourage a merger, tender offer, proxy contest, or removal of incumbent management. Management of CBSI is not aware of any possible takeover attempts at this time. The increase in the number of authorized shares is not part of a plan by CBSI to adopt a series of anti-takeover measures and CBSI has no present intentions to propose any anti-takeover measures in future proxy solicitations.

     THE BOARD OF DIRECTORS OF CBSI RECOMMENDS THAT CBSI SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION OF CBSI.

     The affirmative vote of the holders of at least a majority of the shares of CBSI Common Stock present and entitled to vote at the CBSI Annual Meeting is required to adopt the amendment to the Articles of Incorporation of CBSI.

                                   PROPOSAL 2

                        AMENDMENT TO THE BYLAWS OF CBSI

PROPOSAL TO INCREASE THE SIZE OF THE BOARD OF DIRECTORS

     The Board of Directors of CBSI is currently authorized to be comprised of 7 members, and, with the election of the directors nominated herein all 7 of such positions will be filled. The Board of Directors of CBSI has adopted a resolution amending the Bylaws to increase the maximum size of the CBSI Board of Directors by two, increasing the maximum size of the Board to nine directors.

     The proposed increase in the maximum size of the CBSI Board of Directors would allow CBSI to continue to attract high quality individuals to serve as members of its Board of Directors. In addition, CBSI may want to offer a directorship as part of the acquisition of a business where an owner seeks to become a director of CBSI after the acquisition. An increase in the maximum size of the Board of Directors would allow CBSI to satisfy such a request. CBSI does not have any present plans to name any person, nor has the Company identified any person to fill the two newly created directorships.

     THE BOARD OF DIRECTORS OF CBSI RECOMMENDS THAT CBSI SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT TO THE BYLAWS OF CBSI.

     The affirmative vote of the holders of at least a majority of the shares of CBSI Common Stock present and entitled to vote at the CBSI Annual Meeting is required to approve the amendment to the Bylaws of CBSI.

                                   PROPOSAL 3

                      AMENDMENT TO 1996 STOCK OPTION PLAN

PROPOSAL TO INCREASE THE NUMBER OF SHARES ELIGIBLE UNDER THE PLAN

     CBSI is presently authorized to issue 3,247,454 shares of Common Stock
under the 1996 Stock Option Plan. A total of           shares of Common Stock
have been issued upon the exercise of options under the plan. As of March 31,
1998, options to purchase        shares of Common Stock were outstanding, and
          options to purchase shares of Common Stock remained available for future grant under the 1996 Plan.

     The Board of Directors of CBSI has adopted a resolution proposing and declaring it advisable that the 1996 Stock Option Plan be amended to increase the number of shares of CBSI Common Stock authorized for issuance under the 1996 Stock Option Plan from 3,247,454 shares to 7,247,454 shares of CBSI Common Stock.

     The following description of the CBSI 1996 Stock Option Plan is a summary and is qualified in its entirety by reference to the 1996 Stock Option Plan, the Amended Plan which is attached hereto as Annex 1.

PROVISIONS OF THE PLAN

     The 1996 Stock Option Plan provides for the granting of incentive stock options to employees within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and for the granting to employees, directors and consultants of nonstatutory stock options. The 1996 Stock Option Plan was adopted by the Board of Directors on July 10, 1996 and approved prior to the initial public offering by the sole shareholder on

September 10, 1996. Unless terminated sooner, the 1996 Plan will terminate automatically on December 31, 2006.

PURPOSE

     The 1996 Stock Option Plan was created to encourage employees of CBSI and its subsidiaries to acquire common stock in CBSI through Incentive Stock Options and to permit CBSI to offer Nonqualified Options to directors, consultants and employees of CBSI. The 1996 Stock Option Plan is designed to encourage employees and other persons to have a greater financial investment in the CBSI through the ownership of its Common Stock, stimulate their efforts on the Company's behalf and maintain and strengthen their desire to remain with or join CBSI.

ADMINISTRATION

     The 1996 Stock Option Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee must be comprised of two or more independent directors. Subject to the express provisions of the 1996 Stock Option Plan, the Committee has the authority in its discretion to determine the employees to receive Incentive Stock Options and employees or other persons to receive Nonqualified Options, the times when they shall receive them, the option price and term of each option, the period during which each option may be exercised, and the number of shares to be subject to each option.

ELIGIBILITY

     Only employees of CBSI are eligible to receive Incentive Stock Options under the 1996 Stock Option Plan. Employees of CBSI and other persons are eligible to receive Nonqualified Options under the 1996 Stock Option Plan.

STOCK OPTIONS

     The purchase price of a share of Common Stock granted under each Incentive Stock Option pursuant to the 1996 Stock Option Plan shall be a price not less than the greater of the par value of the stock or the fair market value of the stock on the date the Incentive Stock Option is granted. No Incentive Stock Option can be granted under the 1996 Stock Option Plan to any individual who, immediately before such option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of CBSI. Shares of CBSI Common Stock issued pursuant to the exercise of an Incentive Stock Option under the 1996 Stock Option Plan may not be disposed of by the employee until the expiration of 12 months after the transfer of such shares to the Employee and 24 months from the date the option was granted.

NONTRANSFERABILITY OF OPTIONS

     Options granted pursuant to the 1996 Stock Option Plan are not transferable other than by will or by the laws of descent and distribution. Options granted pursuant to the 1996 Stock Option Plan may not be pledged or hypothecated in any way. During the lifetime of a recipient, plan awards may be exercised only by the recipient or the recipient's personal representative or guardian.

AMENDMENT AND TERMINATION OF THE PLAN

     Unless it is previously terminated by the Board of Directors, the 1996 Stock Option Plan shall terminate on December 31, 2006. No options may be granted after December 31, 2006.

     THE BOARD OF DIRECTORS OF CBSI RECOMMENDS THAT THE CBSI SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT TO THE 1996 STOCK OPTION PLAN.

     The affirmative vote of the holders of at least a majority of the shares of CBSI Common Stock present and entitled to vote at the CBSI Annual Meeting is required to approve the amendment to the 1996 Stock Option Plan.

                                   PROPOSAL 4

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     The following description of the CBSI Employee Stock Purchase Plan is a summary and is qualified in its entirety be reference to the Employee Stock Purchase Plan, which is attached hereto as Annex 2. The Employee Stock Purchase Plan was adopted by the Board of Directors on December 3, 1997.

PURPOSE OF THE EMPLOYEE STOCK PURCHASE PLAN

     The CBSI Employee Stock Purchase Plan authorizes for issuance up to 1,000,000 shares of CBSI's Common Stock. The purpose of the Employee Stock Purchase Plan is to provide employees of CBSI and its subsidiaries the opportunity to purchase shares of CBSI Common Stock at a price that is up to 15% less than the fair market value of CBSI Common Stock on the date of purchase without paying the commissions of a stock broker. The Employee Stock Purchase Plan is designed to provide a means of giving all CBSI employees an increased opportunity to acquire a proprietary interest in CBSI, thereby, maintaining and strengthening their desire to remain with, or for prospective employees, to join, CBSI.

ADMINISTRATION

     The Employee Stock Purchase Plan is administered by the CBSI Compensation Committee as appointed by the CBSI Board of Directors. The members of the Compensation Committee serve at the will of the Board of Directors.

DURATION OF THE PLAN

     Offerings of the Common Stock of CBSI are scheduled to continue until 1,000,000 shares of Common Stock have been issued under the CBSI Employee Stock Purchase Plan.

PARTICIPATION

     Any employee of CBSI and its subsidiaries who has completed 90 days of service prior to the start of the offering period and is customarily employed for a minimum of twenty hours per week may participate in the CBSI Employee Stock Purchase Plan. No employee may participate in the Plan if immediately after the option to participate in the Employee Stock Purchase Plan the employee would own stock or options to purchase stock representing 5% or more of the total combined voting power of the Company. No employee is permitted to acquire Common Stock with a fair market value greater than $25,000 in any year.

     An eligible employee may become a participant in the Employee Stock Purchase Plan by completing a payroll deduction authorization and filing it with the plan administrator before the commencement date of the offering. Payroll deductions can be no less than 1% and no more than 10% of the employee's pre-tax regular straight-time earnings, overtime, shift differentials, bonuses, cost of living allowances and sales commissions. Payroll deductions commence with the first regular payroll date after the commencement of the offering.

PURCHASE PRICE

     Participants in the Employee Stock Purchase Plan are deemed to have been granted an option to purchase, on the applicable offering termination date, the number of shares of Common Stock as can be purchased by dividing the amount of money in the participant's payroll deduction account by the lower of the listed price of CBSI Common Stock in The Wall Street Journal on either the offering commencement date or the offering termination date. The listed prices may be discounted by up to 15% at the discretion of the Compensation Committee.

TRANSFERABILITY

     Neither payroll deductions credited to a participant's account nor any right to purchase stock under the Employee Stock Purchase Plan may be assigned, transferred, pledged, or otherwise disposed of in any way other than by will or the laws of descent and distribution. Any attempted assignment, transfer, pledge, or other disposition shall be without effect, except that CBSI may treat such an act as an election to withdraw from the Employee Stock Purchase Plan.

AMENDMENT AND TERMINATION OF THE EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors of CBSI may amend or terminate the Employee Stock Purchase Plan at any time. However, no termination can affect an option previously granted, nor may any amendment adversely change any option previously granted.

     THE BOARD OF DIRECTORS OF CBSI RECOMMENDS THAT THE CBSI SHAREHOLDERS VOTE IN FAVOR OF APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.

     The affirmative vote of the holders of at least a majority of the shares of CBSI Common Stock present and entitled to vote at the CBSI Annual Meeting is required to approve the approval of the CBSI Employee Stock Purchase Plan.

                                   PROPOSAL 5

                         ELECTION OF DIRECTORS OF CBSI

GENERAL

     At the CBSI Annual Meeting, Douglas S. Land, Frank D. Stella, John A. Stanley, Charles Costello and Ronald K. Machtley are to be elected directors of CBSI to hold office until the end of their term and until their successors have been elected and qualified. Douglas S. Land, Frank D. Stella and John A. Stanley are current directors of CBSI. Charles Costello and Ronald K. Machtley are new nominees. The directors of the CBSI Board of Directors serve staggered terms. Messrs. Land and Stella are Class II Directors and will serve a new three-year term. John Stanley was named a Class III director at the May 12, 1997 Board Meeting. As a Class III director, Mr. Stanley will serve the remaining one year of the three-year term of a Class III director. Charles Costello is nominated to be a Class I Director and will serve the remaining two-year term of a Class I director. Ronald K. Machtley is nominated as a Class III Director and will serve the remaining one-year term of a Class III director.

     It is the intention of the persons named in the enclosed form of proxy to vote, unless otherwise instructed, in favor of the election of directors of Messrs. Land, Stella, Stanley, Costello and Machtley. In case any nominee should become unavailable for any reason, which management has no reason to anticipate, the proxy holders reserve the right to substitute another person of their choice in his place. Set forth below is certain information concerning each of the nominees, each of whom is a citizen of the United States and of no other nation.

                                PRINCIPAL OCCUPATION DURING THE PAST  YEAR FIRST    AMOUNT AND NATURE OF
                                FIVE YEARS, ANY OFFICE HELD IN CBSI   ELECTED A    BENEFICIAL OWNERSHIP OF   PERCENT
          NAME            AGE         AND OTHER DIRECTORSHIPS          DIRECTOR     CBSI COMMON STOCK(1)      CLASS
          ----            ---   ------------------------------------  ----------   -----------------------   -------
Douglas S. Land.........  40    Founder and President of Economic        1993      385,382 shares owned         1.4%
Member: Audit Committee,        Analysis Group, Ltd. since 1983.                   directly
Compensation Committee          Founder, President and Managing
                                Director of The Chesapeake Group
                                since 1985.

                                PRINCIPAL OCCUPATION DURING THE PAST  YEAR FIRST    AMOUNT AND NATURE OF
                                FIVE YEARS, ANY OFFICE HELD IN CBSI   ELECTED A    BENEFICIAL OWNERSHIP OF   PERCENT
          NAME            AGE         AND OTHER DIRECTORSHIPS          DIRECTOR     CBSI COMMON STOCK(1)      CLASS
          ----            ---   ------------------------------------  ----------   -----------------------   -------
Frank D. Stella.........  79    President of F. D. Stella Products       1993      25,750 shares owned         *
Member: Audit Committee,        Company since 1946.                                directly
Compensation Committee
John A. Stanley.........  60    President of European Operations         1997      11,300 shares owned         *
Member: Compensation            Lexmark International since 1991.                  directly
Committee                       Director of Kenplace LTD.
Charles Costello........  59    Founder, President and CEO of c.w.                 1,291,650 shares owned       4.8%
                                Costello & Associates, inc. December               directly(2)
                                1986 -- December 1996
Ronald K. Machtley......        President Bryant College since 1996.               --
                                From 1995-1996 he was a partner in
                                the Washington, D.C. law firm of
                                Wilkinson, Barker, Knauer & Quinn.
                                Mr. Machtley was a United States
                                Congressman from the state of Rhode
                                Island from 1988-1995.

(1) Common Stock ownership as of March 13, 1998 reflecting March 19, 1998 2 for 1 Stock Dividend.

(2) Acquired 1,211,222 shares of Common Stock on January 27, 1998 as part of merger with c.w. Costello & Associates, inc. by CBSI.

COMPENSATION OF DIRECTORS

     Directors are paid $2,000 per month for serving on the Board of Directors. The Company pays all expenses related to attendance at regular or special meetings. Directors are eligible to participate in the 1996 Stock Option Plan. In 1996 the Company awarded a non-qualified option to John Stanley under the Company's 1996 Stock Option Plan to purchase 20,000 shares of the Company's Common Stock, at the then current market price of $9.19 per share. The options vest in three equal annual installments commencing one year after the date of grant.

     During 1997 the Company paid $478,000 to The Chesapeake Group, a company affiliated with Douglas S. Land, for investment banking services rendered to the Company.

COMPENSATION COMMITTEE REPORT

     The Company's compensation policies for executive officers, as determined by the Compensation Committee, are to (a) provide competitive compensation packages in order to attract and retain superior executive talent, (b) link a significant portion of compensation to financial results as reflected in returning value to shareholders in order to reward successful performance, and
(c) provide long-term equity compensation, to further align the interests of executive officers with those of shareholders and further reward successful performance. The principal components of the Company's compensation program are base salary, annual cash bonuses, and long-term incentive awards under which stock options may be earned if performance goals are met.

CASH COMPENSATION

     The primary factor used to set cash compensation for the Company's executive officers is an analysis of competitive executive compensation based upon general business compensation surveys. An independent compensation consultant hired by the Compensation Committee assists the Company with the analysis of competitive compensation. Base salary compensation for the President and Chief Executive Officer and Executive Vice President for Finance and Administration for 1997 was determined by the Committee with reference to the Employment Agreements with both officers dated December 1996. Both agreements call for the payment of a base salary with the potential to earn additional cash bonuses.

     The Company's policy is to pay its executive officers at the competitive averages for comparable positions. Compensation levels for individual executive officers, may be more or less than competitive averages, depending upon a subjective assessment of individual factors such as the executive's position, skills, achievements, tenure with the Company and other historical factors. In addition, compensation levels for individual executive officers often reflect the Company's recent status as a private company prior to the March 5, 1997 initial public offering.

EQUITY COMPENSATION

     The Company provides equity compensation to its executive officers principally through its 1996 Stock Option Plan. Option awards under the 1996 Stock Option Plan are determined based on the achievement of various predetermined goals relating to budgeted financial performance or the achievement of operating targets and goals. Generally, awards under the 1996 Stock Option Plan vest over a four year period to insure that the decisions made by the officer considers the long-term best interests and continued financial and operational growth and achievements of the Company.

     In addition, stock option awards to executive officers under the 1996 Stock Option Plan are made at the then current fair market value of the Company's common stock as quoted on the NASDAQ National Market. Such awards ensure that the options only become valuable upon the continued appreciation of the Company's stock price. In administering the 1996 Stock Option Plan in this manner, the Compensation Committee strives to align the interests of the executive officers with the interests of shareholders.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     Mr. Vattikuti's salary for 1997 was $350,000, which is based in part on the employment agreement signed in 1996. Mr. Vattikuti also received a cash bonus of $350,000 in 1997. The Cash bonus was based on the achievement of certain earnings per share targets.

                                          Compensation Committee
                                          Frank D. Stella
                                          John A. Stanley
                                          Douglas S. Land (non-voting member)

ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The executive officers of the Company as of March 15, 1998 were as follows:

                NAME                   AGE                  POSITION WITH THE COMPANY
Rajendra B. Vattikuti................  47    President, Chief Executive Officer and Director
Timothy S. Manney....................  39    Executive Vice President of Finance and Administration,
                                             Treasurer and Director
Daniel S. Rankin.....................  43    Vice President of Technical Services
Gena M. Lodolo.......................  49    Vice President of Sales
Nanjappa S. Venugopal................  45    Director of Human Resources
Douglas S. Land......................  40    Director
Frank D. Stella......................  79    Director
John A. Stanley......................  60    Director

     Rajendra B. Vattikuti, founded the Company and has been its President and Chief Executive Officer since February 1985.

     Timothy S. Manney has served as Executive Vice President of Finance and Administration and Treasurer and as a Director since November 1993. From February 1990 to November 1993, Mr. Manney held various positions with the Company, most recently as Chief Financial Officer. Mr. Manney joined CBSI in 1990.

     Daniel S. Rankin has served as Vice President of Technical Services since September 1994. From September 1990 to September 1994, Mr. Rankin served as Director of Insurance Services for Medstat, Inc. Mr. Rankin joined CBSI in 1994.

     Gena Lodolo has served as Vice President of Sales since June 1997. From April 1995 to June 1997, Ms. Lodolo was an independent marketing consultant to manufacturing companies. From January 1986 to April 1995, Ms. Lodolo held various sales related positions at Data General Corporation, including positions as Sales Director, Reseller Division and District Manager, Midwest Division. Ms. Lodolo joined the Company in 1997.

     Nanjappa S. Venugopal has served as Director of Human Resources since October 1996. Mr. Venugopal also served as the business unit manager for the manufacturing sector of the Company from September 1991 to September 1996. Mr. Venugopal joined the Company in 1991.

     Douglas S. Land has served as a Director since November 1993 and as an advisor to the Company since 1988. Mr. Land is the founder and President of Economic Analysis Group, Ltd., a Washington DC-based consulting firm that has been providing financial and economic consulting services since 1983. Mr. Land is also the President and founder of The Chesapeake Group, a financial advisory firm that has been providing consulting services to start-up and middle-market firms since 1985. From January 1992 to February 1993, Mr. Land was an Executive Vice President of Hambro Resource Development Incorporated, an affiliate of Hambros Bank London, which provides investment and merchant banking services. Mr. Land holds a Bachelor of Science degree in Economics, a Master of Business Administration degree in Finance and a Master of Arts degree in International Relations from the University of Pennsylvania.

     Frank D. Stella has served as a Director since November 1993. Mr. Stella has served as President of F.D. Stella Products Company, a food service and dining equipment company, since 1946. Mr. Stella was appointed to the Commission for White House Fellows by President Ronald W. Reagan in 1983 and has served as Chairman of the Income Tax Board of Review, City of Detroit, since 1965. Mr. Stella is also a board member of VFS, Inc., an insurance holding company, and a former board member of the Federal Home Loan Bank of Indianapolis. He is also on the boards of several medical and charitable organizations. Mr. Stella holds a degree from the College of Commerce and Finance at the University of Detroit.

     John A. Stanley has served as a Director since June 1997. Mr. Stanley has served as President of European Operations of Lexmark International since March 1991. Previously, he was employed by IBM for 22 years. Mr. Stanley is a graduate of FitzWilliam College, University of Cambridge, England with a Master of Arts degree, and holds a degree in Personnel Management from The London School of Economics.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table set forth certain information regarding beneficial ownership of the Company's Common Stock as of March 13, 1998 (i) for each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each of the Named Executive Officers; and (iv) by all executive officers and directors as a group. Except as noted, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, subject to community property laws where applicable.

                                                                     BENEFICIAL
                                                                     OWNERSHIP
                                                                --------------------
                                                                NUMBER OF
                            NAME                                SHARES(8)    PERCENT
Rajendra B. Vattikuti(1)(9).................................    9,984,550       37%
Putnum Investments Inc.(2)..................................    2,300,200        9%
Charles Costello(7).........................................    1,405,484        5%
Timothy S. Manney(1)........................................      449,004        2%
Douglas S. Land(3)..........................................      356,860        1%
Daniel S. Rankin(1)(4)......................................      227,114        1%
Frank D. Stella(5)..........................................       51,596        *
Nanjappa S. Venugopal(1)....................................       19,806        *
John A. Stanley(6)..........................................       11,300        *
Gena Lodolo(1)..............................................           --        *
All directors and executive officers as a group (8
  persons)..................................................    11,100,230      41%

-------------------------
 *  Less than 1%.

(1) The address of Mr. Vattikuti, Mr. Manney, Mr. Rankin, Mr. Venugopal and Ms. Lodolo is c/o Complete Business Solutions, Inc., 32605 West Twelve Mile Road, Suite #250, Farmington Hills, MI 48334.

(2) The address of Putnam Investments, Inc. is One Post Square, Boston, MA
    02109.

(3) The address of Mr. Land is c/o the Chesapeake Group, 515 Madison Avenue, 21st Floor, New York, NY, 10022. Does not include 28,522 shares transferred to certain family members. Mr. Land disclaims beneficial ownership of such shares.

(4) Includes 207,114 shares subject to options immediately exercisable.

(5) The address of Mr. Stella is c/o F. D. Stella Products Company, 7000 Fenkell, Detroit, MI 48238. Includes 25,846 shares subject to options immediately exercisable.

(6) The address of Mr. Stanley is c/o Lexmark International, Immeuble Jean Monnet, 11 Place des Vosques, Paris La Defense, France 92061.

(7) The address of Mr. Costello is 5583 Golf Pointe Dr., Sarasota, FL 34243. Includes 113,834 shares owned by his spouse.

(8) Adjusted for the March 19, 1998 2 for 1 stock dividend.

(9) Does not include 40,580 shares owned by his spouse. Mr. Vattikuti disclaims beneficial ownership of such shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS (IN THOUSANDS)

     During 1996, CBS India loaned approximately $100 to Vanaja Gangavarupu, the mother-in-law of Rajendra Vattikuti. This loan was short-term, payable on demand and noninterest bearing. This loan and accrued interest were repaid during 1997.

     The Company incurred approximately $478 and $182 for the years ended December 31, 1997 and 1996, respectively, for consulting services provided by The Chesapeake Group, an entity affiliated with Douglas Land. No consulting services were provided to the Company by The Chesapeake Group during 1995.

     In August 1997, in connection with the Company's secondary offering, Rajendra Vattikuti paid the Company approximately $300 as required under Section 16(b) of the Exchange Act of 1934. This amount has been included in additional paid-in capital in the accompanying consolidated balance sheets.

     During 1997, Timothy Manney repaid $181 of a promissory note which was issued in 1996 in conjunction with the exercise of Nonqualified Stock Options.

     During 1997, Mr. Land repaid $126 of a promissory note which was issued in 1996 in conjunction with the exercise of Nonqualified Stock Options.

     During 1997, Nanjappa Venugopal exercised a portion of his stock options and the Company issued 19,806 shares of Common Stock for an aggregate purchase price of $83. Pursuant to the terms of the Incentive Stock Option Agreement between Mr. Venugopal and the Company, the Company loaned Mr. Venugopal $83 to purchase shares. The promissory note executed by Mr. Venugopal provides that the loan matures in October 1999 and bears interest at the rate of 6% per annum, payable semi-annually.

     Subsequent to March 5, 1997, the Company made partial distributions of $10,600 as part of the termination of the Company's S corporation status.

ITEM 8. EXECUTIVE COMPENSATION TABLE

     The following table sets forth the cash compensation paid by the Company to the Chief Executive Officer and the four other most highly compensated officers of the Company.

                                                                                   LONG-TERM
                                                                                 COMPENSATION
                                                                                    AWARDS
                                                                                ---------------
                                                 ANNUAL COMPENSATION              SECURITIES
                                           -------------------------------        UNDERLYING          ALL OTHER
   NAME AND PRINCIPAL POSITION              SALARY      BONUS       OTHER        OPTIONS(#)(5)     COMPENSATION(3)
   ---------------------------              ------      -----       -----        -------------     ---------------
Rajendra B. Vattikuti............  1997    $350,000    $350,000    $16,788(1)           --             $3,800
  President and Chief Executive    1996     411,000     288,000     14,729(2)           --              3,800
  Officer
Timothy S. Manney................  1997     180,000     108,000         --              --              3,800
  Executive Vice President of      1996     150,000      50,000      2,746(4)           --              3,800
  Finance and Administration,
    Treasurer
Daniel S. Rankin.................  1997     180,000      50,000         --              --              2,980
  Vice President of Technical      1996     160,000      35,000         --              --              3,800
  Services
Gena M. Lodolo...................  1997      78,750      62,473         --          50,000                 --
  Vice President of Sales          1996          --          --         --              --                 --
Nanjappa S. Venugopal............  1997     125,000      40,000         --              --                692
  Director of Human Resources      1996     100,000      35,000         --          59,422              3,240

-------------------------
(1) Includes $4,688 representing the imputed value of certain health and life insurance benefits provided by the Company to Mr. Vattikuti and $12,100 representing the personal use of corporate cars.

(2) Includes $3,576 representing the imputed value of certain health and life insurance benefits provided by the Company to Mr. Vattikuti and $11,153 representing the personal use of corporate cars. It does not include benefits from certain non-interest bearing loans outstanding during 1996.

(3) Represents amount of contribution by the Company on behalf of such individual to the Company's 401(k) Plan.

(4) Represents the imputed value of certain health and life insurance benefits provided by the Company.

(5) Adjusted for the March 19, 1998 2 for 1 stock dividend

                             OPTION GRANTS IN 1997

                                                       INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                                   ---------------------------------------------------------    VALUE AT ASSUMED ANNUAL
                                                      PERCENT OF                                 RATES OF STOCK PRICE
                                     NUMBER OF       TOTAL OPTIONS                              APPRECIATION FOR OPTION
                                     SECURITIES       GRANTED TO                                        TERM(1)
                                     UNDERLYING      EMPLOYEES IN     EXERCISE    EXPIRATION    -----------------------
             NAME                  OPTION GRANTED     FISCAL YEAR     PRICE(2)       DATE          5%            10%
             ----                  --------------    -------------    --------    ----------       --            ---
Gena M. Lodolo(3)(4)...........        50,000             10%          $9.19       9/12/06      $253,335       $623,977

-------------------------
(1) The potential realizable value is calculated based on the term of the option at the time of grant (nine years). Assumed stock price appreciation of 5% and 10% is based on the fair value at the time of grant.

(2) The exercise price equals the fair market value of the Common Stock as of the grant date as determined by the Board of Directors.

(3) Ms. Lodolo's options are exercisable in four equal annual installments commencing on June 3, 1998.

(4) Share numbers and the exercise prices of Stock Options are adjusted to reflect the March 19, 1998 2 for 1 stock dividend.

\The following table sets forth certain information with respect to the stock options held at December 31, 1996 by the Named Executive Officers below who exercised options during 1997:

           AGGREGATED OPTION EXERCISES IN 1997 AND 1997 OPTION VALUES

                                                                  NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                  SHARES                         OPTIONS AT YEAR END(#)              YEAR END($)(1)
                                ACQUIRED ON       VALUE       ----------------------------    ----------------------------
            NAME                EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
            ----                -----------    -----------    -----------    -------------    -----------    -------------
Daniel S. Rankin............      70,000        $841,400        78,556          148,556       $1,708,637      $3,231,093
Nanjappa S. Venugopal.......      19,806         198,951            --           39,616               --         861,648
Gena M. Lodolo..............          --              --            --           50,000               --         628,000

-------------------------
(1) Calculated based on December 31, 1997 stock price of $21.75 as adjusted for March 19, 1998 2 for 1 stock dividend.

BOARD COMMITTEES AND MEMBERSHIP

     CBSI has a Compensation Committee which is responsible for the administration of all salary and incentive compensation plans for the officers and key employees of the Company, including bonuses. The Compensation Committee also administers the Company's 1996 Stock Option Plan and the Employee Stock Purchase Plan. The Compensation Committee held 4 meetings during 1997. The members of the Compensation Committee are Messrs. Stella and Stanley. Mr. Land is a non-voting member of the Compensation Committee.

     CBSI has an Audit Committee which is responsible for reviewing with management the financial controls, accounting, audit and reporting activities of CBSI. The Audit Committee reviews the qualifications of CBSI's independent auditors, makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the scope, fees and results of any audit and reviews non-audit services provided by the independent auditors. The Audit Committee is also responsible for reviewing any transactions between

CBSI and its directors, officers, or significant shareholders. The Audit Committee held 1 meetings during 1997. The members of the Audit Committee are Messrs. Stella and Land.

     CBSI does not have a nominating committee.

     The Board of Directors held 2 regular meetings and 8 special meetings during 1997. During 1997, all of the directors attended 100% of the aggregate of
(i) the total number of meetings of the CBSI Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served.

CERTAIN TRANSACTIONS WITH MANAGEMENT

     During 1996, CBS India loaned approximately $100,000 to Vanaja Gangavarupu, the mother-in-law of Rajendra Vattikuti. This loan was short-term, payable on demand and noninterest bearing. This loan and accrued interest were repaid during 1997.

     The Company incurred approximately $478,000 and $182,000 for the years ended December 31, 1997 and 1996, respectively, for consulting services provided by The Chesapeake Group, an entity affiliated with Douglas Land. No consulting services were provided to the Company by The Chesapeake Group during 1995.

     In August 1997, in connection with the Company's secondary offering, Rajendra Vattikuti paid the Company approximately $300,000 as required under
Section 16(b) of the Exchange Act of 1934. This amount has been included in additional paid-in capital in the accompanying consolidated balance sheets.

     During 1997, Timothy Manney repaid $181,000 of a promissory note which was issued in 1996 in conjunction with the exercise of Nonqualified Stock Options.

     During 1997, Mr. Land repaid $126,000 of a promissory note which was issued in 1996 in conjunction with the exercise of Nonqualified Stock Options.

     During 1997, Nanjappa Venugopal exercised a portion of his stock options and the Company issued 19,806 shares of Common Stock for an aggregate purchase price of $83,000. Pursuant to the terms of the Incentive Stock Option Agreement between Mr. Venugopal and the Company, the Company loaned Mr. Venugopal $83,000 to purchase shares. The promissory note executed by Mr. Venugopal provides that the loan matures in October 1999 and bears interest at the rate of 6% per annum, payable semi-annually.

     Subsequent to March 5, 1997, the Company made partial distributions of $10,600,000 to shareholders as part of the termination of the Company's S corporation status.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Land and Stella have served on the Compensation Committee since the IPO. Mr. Stanley joined the Committee in June 1997. No person who served as a member of the Compensation Committee was a current or former officer of the Company. Mr. Land is affiliated with the Cheasapeake Group, an investment banking firm engaged by the Company. During 1997, the Company had no compensation committee interlocks.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Under the securities laws of the United States, CBSI's directors, executive officers, and any persons holding more than 10% of the outstanding CBSI Common Stock are required to report their ownership of CBSI Common Stock and any changes in that ownership on a timely basis to the Securities and Exchange Commission. Based on material provided to CBSI, all such required reports were filed on a timely basis in 1997 except that one director and one officer inadvertently filed one late report each.

                                   PROPOSAL 6

                    CONFIRMATION OF APPOINTMENT OF AUDITORS

     THE BOARD OF DIRECTORS OF CBSI RECOMMENDS THAT THE SHAREHOLDERS OF CBSI CONFIRM THE APPOINTMENT OF ARTHUR ANDERSEN LLP TO AUDIT THE BOOKS AND ACCOUNTS OF CBSI FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

     Representatives of Arthur Andersen LLP are expected to be available at the CBSI Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if they so desire.

                             SHAREHOLDER PROPOSALS

     Shareholders of CBSI wishing to include proposals in the proxy material in relation to the Annual Meeting of Shareholders to be held in 1999 must submit the proposal in writing so as to be received at the executive office of CBSI prior to December 31, 1998. Such proposals must also meet the other requirements of the rules of the Commission relating to proposals of shareholders.

Annex I                                            As Amended March 23, 1998


                      COMPLETE BUSINESS SOLUTIONS, INC.


                              STOCK OPTION PLAN



1.      ESTABLISHMENT OF PLAN

        The Complete Business Solutions, Inc. Stock Option Plan (the "Plan") was formulated by Complete Business Solutions, Inc. (the "Company") to encourage employees of the Company and its subsidiaries to acquire common stock in the Company through Incentive Stock Options (as hereinafter defined) and to permit the Company to offer Nonqualified Options (as hereinafter defined) to persons including without limitation directors, consultants and employees of the Company. It is believed that the Plan will encourage such employees and other persons to have a greater financial investment in the Company through ownership of its common stock, will further stimulate their efforts on the Company's behalf, will tend to maintain and strengthen their desire to remain with the Company, and generally will be in the best interests of the Company and its shareholders.

        The following is a statement of the Plan, as adopted by the Board of Directors on July 10, 1996 approved by the shareholders on September 10, 1996, and amended by the Board of Directors on March 23, 1998.

2.      TYPES OF OPTIONS

        Options granted under the Plan may be two types: (a) "Incentive Stock Options" designed to comply with the requirements of Section 422 of the "Internal Revenue Code of 1986, as amended (the "Code") and (b) other options ("Nonqualified Options"). Eligible Employees (as defined in Section 14) under the Plan may be granted either Incentive Stock Options, Nonqualified Options, or both but the nature of each option shall be clearly designated at the time of the grant. Persons who are not Employees of the Company on the date of grant may only be granted Nonqualified Options. To the extent that any option designated as an "Incentive Stock Option" under the Code, on the date of grant, shall fail, for any reason whatsoever, to qualify for treatment as an "Incentive Stock Option" under the Code, such option shall not lapse or terminate, but shall become a Nonqualified Option for purposes of the Plan and the Code.

3.      AMOUNT OF STOCK SUBJECT TO THE PLAN

        The total number of shares of common stock of the Company which may be sold pursuant to options granted under the Plan from its date of inception and pursuant to previously granted nonqualified options shall not exceed 7,247,454. The shares sold under the Plan may be either authorized and unissued stock or treasury stock. In the event that any options granted under the Plan shall terminate or expire for any reason without having been exercised in full, the shares not purchased under the options shall be available again for the purposes of the Plan.

4.      ADMINISTRATION

        Except as herein otherwise provided, the Plan shall be administered by the Board of Directors (the "Board") or under the supervision and on behalf of the Board of Directors of the Company by a Committee (the "Committee") composed of two or more directors who shall be appointed and may be removed by a majority vote of the Board of Directors. Subject to the express provisions of the Plan, the Board or the Committee shall have authority in its discretion to determine the Employees to receive Incentive Stock Options and Employees or other persons to receive Nonqualified Options, the times when they shall receive them, the option price and term of each option, the period during which each option may be exercised, and the number of shares to be subject to each option.

        Subject to the express provisions of the Plan, the Board or the Committee shall also have authority to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the fair market value of any stock subject to the Plan, to determine the terms and provisions of the respective option agreements (which need not be uniform) and to make all other determinations necessary or advisable for administering the Plan. The Board or the Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement, in the manner and to the extent that it shall deem necessary to carry it into effect, and it shall be the sole and final judge of such correction. The determination of the Board or the Committee on the matters referred to in this paragraph shall be conclusive and binding on the Company and the persons to whom options are granted.

        An option granted to a director, an option agreement, other contract or other transaction under the Plan between the Company and a director, or any other action taken by the Board or the Committee under the Plan in which a director is otherwise interested is not void or voidable solely because of such interest, or solely because any such director is present at the meeting of the Board or the Committee which authorizes or approves any such option, option agreement, contract, transaction or action, or solely because his vote is counted for such purpose, if any of the following conditions is satisfied:

        (a) the option, option agreement, contract, transaction or other action is fair and reasonable to the Company when it is authorized, approved or ratified;

        (b) the material facts as to any such director's relationship or interest as to the option, option agreement, contract, transaction or action are disclosed or known to the Board or the Committee and the Board or the Committee authorizes, approves or ratifies the option, option agreement, contract, transaction or action by a vote sufficient for the purpose without counting the vote of any such director; or

        (c) the material facts as to any such director's relationship or interest and as to the option, option agreement, contract, transaction or action are disclosed or known to the shareholders and they authorize, approve or ratify the option or transaction.

5.      ELIGIBILITY

        Only Employees shall be eligible to receive Incentive Stock Options under the Plan Employees and other persons shall be eligible to receive Nonqualified Options under the Plan. An Employee or other person who has been granted an option under the Plan or any other stock option plan of the Company may be granted additional options.

        No Incentive Stock Option shall be granted under the Plan to any individual who, immediately before such option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, with the application of the constructive attribution rules of Section 424 of the Code. However, the foregoing restriction on granting of Incentive Stock
Options shall not apply if at the time the option is granted the option price is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. The aggregate fair market value of the stock (determined at the time the option is granted) with respect to which Incentive Stock Options granted to an individual first become exercisable in any calendar year (under all plans of the Company or any of its parent or subsidiary corporations) shall not exceed $100,000.

6.      OPTION PRICES AND PAYMENT

        The purchase price of each share of common stock provided under each Incentive Stock Option granted pursuant to the Plan shall be a price not less than the greater of the par value of the stock or the fair market value of the stock on the date of the granting of the Incentive Stock Option as is determined in good faith by the Board or the Committee. The purchase price of common stock issuable upon exercise of options granted under the Plan shall be paid in full in cash on the date of exercise, or upon such other terms and conditions or such other consideration as the Board or the Committee shall deem appropriate.

        The proceeds of the sale of stock, subject to the options, are to be added to the general funds of the Company and used for its corporate purposes.

7.      PERIOD OF OPTION AND CERTAIN LIMITATIONS ON THE RIGHT TO EXERCISE

        The period of time which the Employee must remain in the continuous employ of the Company or a parent or subsidiary of the Company and the period of time other optionees must wait from the date the options are granted before they can exercise any part of the option shall be determined by the Board or the Committee and shall be contained in the stock option agreement between each such holder and the Company. In no event, may an Employee or other optionee exercise any option granted under the Plan after that date which is more than ten (10) years from the date of the grant or after such earlier date as may be provided herein. At the time of the exercise of the option, the holder of the option (or the purchaser acting under Section 11 below) may be required to represent to the Company that (1) at that time of exercise it is such holder's present intention to acquire the shares for investment and not with a view to distributing the shares and (2) neither the option nor any shares acquired upon exercise of the option will be sold or otherwise transferred unless such transaction is registered under the Securities Act of 1933 and any applicable state securities laws or an exemption from such registration is available.

8.      NONTRANSFERABILITY OF OPTIONS

        No option granted under the Plan shall be transferable, otherwise than by Will or by the laws of descent and distribution, nor shall any option be pledged or hypothecated in any way (whether by operation of law or otherwise). An option may be exercised during the lifetime of its holder only by such holder. Any attempt to circumvent this Section shall cause the option and the rights and privileges conferred by the option to become automatically null and void.

9.      RESTRICTIONS ON SALE OF SHARES

        Shares issued pursuant to the exercise of an Incentive Stock Option under the Plan may not be disposed of by the Employee until the expiration of 12 months after the transfer of such shares to the Employee and 24 months from the date of grant.

10.     TERMINATION OF EMPLOYMENT

        Upon the termination of the employment of the holder of an option for reasons other than death or disability, the rights of such holder shall be those contained in his stock option agreement. Incentive Stock Options granted under the Plan shall not be affected by any change of employment if the holder continues to be an Employee. Option agreements may contain such provisions as the Board or the Committee shall approve regarding the effect of leaves of absence guaranteed by statute or contract. Nothing in the Plan or in any option granted under it shall confer any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate any employment at any time.

11.     DEATH OR DISABILITY OF HOLDER OF OPTION

        In the event of the death or disability of a holder of an option under the Plan, the option theretofore granted to him may be exercised after his death or disability by his estate or his legal representative if the option would have otherwise been exercisable by him and, in the case of Incentive Stock Options, if he was employed by the Company at the time of death or disability and the Incentive Stock Option is exercised within three months after the termination of employment because of death or one year after the termination of employment because of disability. Notwithstanding the foregoing, all options must be exercised during the option term and also subject to all the conditions of the Plan.

12.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

        Notwithstanding any other provision of the Plan, in the event of any change in the outstanding common stock of the Company by reason of a stock dividend, stock split, recapitalization, merger, consolidation, split-up, split-off, spin-off, combination, or exchange of shares, and the like, the aggregate number and class of shares available under the Plan and the number and class of shares subject to each outstanding option and the option prices shall be appropriately adjusted by the Board or the Committee whose determination shall be conclusive and in accordance with each Option Agreement. In the event of any merger, consolidation, or sale or transfer by the Company of substantially all its assets, the date of termination of any options outstanding under the Plan and the date on or after which such options, or any portion of such options not then exercisable, may be exercised, shall be advanced to a date to be fixed by the Board or the Committee, which date shall not be more than 15 days prior to such merger, consolidation or sale or transfer; provided that the Company or the shareholders of the Company, immediately after the transaction:
(1) will not own more than 50% of the voting power of the corporation surviving the transaction; or (2) if the Company and the other corporation both survive the transaction, will not own more than 50% of the voting power of the Company and more than 50% of the corporation or business acquired.

13.     AMENDMENT AND TERMINATION

        Unless the Plan theretofore shall have been terminated as hereinafter provided, the Plan shall terminate on December 31, 2006 and no option under it shall be granted thereafter. The Board of Directors of the Company at any time prior to that date may terminate the Plan, or make such changes in it and additions to it as the Board of Directors of the Company shall deem advisable; provided that, to the extent required by Section 422 of the Code, any such amendments shall be approved by the shareholders within 12 months of their adoption by the Board of Directors in order to be effective. No termination or amendment of the Plan may, without the consent of the holder of an option then existing, terminate his option or materially and adversely affect his rights under the option.

14.     DEFINITION OF EMPLOYEE

        For purposes of the Plan, the term "Employee" means regular employees of the Company and its parents or subsidiaries, who are executive, managerial or other salaried employees, including officers, whether or not directors of the Company.

Annex II

                       COMPLETE BUSINESS SOLUTIONS, INC.
                       1997 EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE OF PLAN

     The 1997 Employee Stock Purchase Plan of Complete Business Solutions, Inc. (the "Plan") as adopted by the Board of Directors is intended to provide a method whereby employees of Complete Business Solutions, Inc. and any subsidiary corporation thereof (the "Company" or "CBSI") will have the opportunity to purchase shares of CBSI, no par value, common stock (the "Common Stock") at a price that is less than fair market value on the date of purchase. This Plan is voluntary and intended to qualify as an Employee Stock Purchase Plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

2. DEFINITIONS

     (a) Employee means any person who is customarily employed for 20 hours per week by CBSI or any CBSI subsidiary and who shall have completed 90 days of service to CBSI or any CBSI subsidiary.

     (b) Monetary Compensation means regular straight-time earnings, payments for overtime, shift differentials, bonuses, cost of living allowances and sales commissions, all prior to deduction of taxes.

     (c)  Account means the account established for each Participant.

     (d)  Board means the Board of Directors of CBSI.

     (e) Offering Commencement Date means the date as of which an Offering shall commence, as determined pursuant to the Plan and specified in each Offering.

     (f) Offering Termination Date means the date as of which an Offering shall terminate, as determined pursuant to the Plan and specified in each Offering.

     (g) Purchase Price means the price per Share at which Stock may be purchased under the Plan, which shall not be less than 85% of the lower of the fair market value of a Share on the Offering Commencement Date or the Offering Termination Date as published in The Wall Street Journal.

     (h) Plan Administrator means the Director of Benefits and Personnel of the Company.

3. ELIGIBILITY

     (a) Any Employee who is employed by the Company, or any subsidiary, on the date his or her participation in the Plan is to become effective shall be eligible to participate in the Plan.

     (b) Not withstanding any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan:

          (i) if, immediately after the grant of the option, such Employee would own stock, and or outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company; or

          (ii) if such Employee would have rights, under all employee stock purchase plans of CBSI and its subsidiaries, to purchase more than $25,000 of CBSI Common Stock based on the fair market value of CBSI Common Stock.

4. OFFERING DATES

     The Plan will be implemented by making consecutive offerings every six months commencing in January 1998 and continuing until 500,000 shares have been issued under the Plan.

5. PAYROLL DEDUCTIONS

     (a) Each Employee shall become a participant pursuant to the terms of an Offering by filing an election to participate in that Offering and by completing a payroll deduction authorization within such time as may be specified in such Offering. The election shall authorize a specified dollar amount of each payroll deduction that the Employee wishes to apply to the purchase of Stock in the Offering. Such payroll deduction shall be no less than 1% and no more than 10% of the Employee's Monetary Compensation. Payroll deductions shall commence with the first regular payroll period coinciding with or ending on the Commencement Date of the Offering, or at such other time as may be specified in such Offering and shall end on the earlier of the last regular payroll period coinciding with or ending before the Expiration Date or, if earlier, upon the termination of the Participant's employment with the Company.

     (b) A participant may not make any changes to his or her participation during any Offering and, specifically, a participant may not during an Offering, alter the amount of his or her payroll deductions for such offering. An employee may make a change in his or her payroll deduction for a subsequent Offering by filing a new Authorization with the Plan Administrator prior to the Offering Commencement Date of such Offering.

6. GRANTING OF OPTION

     (a) For each Offering, a participating employee shall be deemed to have been granted an option (the "Option") to purchase, on the applicable Offering Termination Date, the number of shares of Common Stock determined as follows: a minimum of 85% of the market value of a share of Common Stock on the applicable Offering Commencement Date or Offering Termination Date, whichever is lower, shall be divided into the amount in such employee's payroll deduction account on such date. The market value of Common Stock shall be determined as provided in subparagraph (b) below.

     (b) The purchase price of a share of Common Stock purchased with payroll deductions made during each Offering (the "Option Exercise Price") shall be a minimum of 85% of the lower of the closing price of the Common Stock on the Nasdaq National Market, as published in The Wall Street Journal, on the Offering Commencement Date or the Offering Termination Date, whichever is lower, applicable to such Offering (or the next regular business date on which shares of Common Stock shall be traded in the event that no shares of Common Stock shall have been traded on the Offering Commencement Date or the Offering Termination Date, as applicable).

7. EXERCISE OF OPTION

With respect to each Offering during the term of the Plan:

          (a) unless a participant provides written notice of withdrawal to the Company as hereinafter provided, his or her Option will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purpose of the number of full shares of Common Stock which the accumulated payroll deductions in his or her account at that time will purchase at the applicable Purchase Price;

          (b) by written notice to the Plan Administrator at any time prior to the Offering Termination Date applicable to any such Offering, a Participant may elect to withdraw all the accumulated payroll deduction in his or her account at such time;

          (c) fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares shall be carried over and applied to any subsequent Offering or Offerings unless withdrawn by the Employee.

8. DELIVERY

     (a) As promptly as is practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, certificates representing the shares of Common Stock purchased under the Plan.

     (b) Unless otherwise specified by the Board at or prior to the Commencement Date of any Offering, the Minimum Holding Period with respect to shares purchased under such Offering shall be two (2) years from the Commencement Date of that Offering and one year from the date the certificates representing the shares of Common Stock are issued.

9. WITHDRAWAL

     (a) As provided in Paragraph 7(b), a participant may withdraw payroll deductions credited to his or her account under any Offering at any time prior to the applicable Offering Termination Date by giving within notice of withdrawal to the Plan Administrator. All of the Participant's payroll deductions credited to his or account will be paid to the Participant promptly after receipt of such notice of withdrawal and no further payroll deductions will be made from his or her Monetary Compensation during such Offering.

     (b) A Participant's withdrawal from an Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company; provided, however,

          (i) that any Participant that withdraws from an Offering in accordance with Paragraph 7(b) may not participate in another Offering for six months following such withdrawal.

     (c ) Upon termination of the Participant's employment for any reason, including retirement but excluding death or disability while employed by the Company or a subsidiary, the payroll deductions credited to his or her account will be returned to the Participant or, in the case of his or her death subsequent to the termination of employment, to the persons entitled thereto under Paragraph 13.

     (d) Upon termination of the Participant's employment because of disability or death, the Participant or his or her beneficiary shall have the right to elect, by written notice given to the Plan Administrator prior to the expiration of the period of 30 days commencing with the date of the disability or death of the participant, either

          (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan; or

          (ii) to exercise the Participant's option to purchase an amount of Common Stock on the Offering Termination Date next following the date of the participant's disability or death. Such purchase shall be for the number of full shares of Common Stock that can be purchased with the accumulated payroll deductions in the participant's account at the date of the participant's disability or death. Any excess in such account will be returned to the participant or said beneficiary.

     In the event that no written notice of election is duly received by the Plan Administrator, the Participant or beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's disability or death and the same will be paid promptly to the Participant or beneficiary.

10. INTEREST

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant.

11. STOCK

     (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan is 500,000 shares. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with paragraph 7, exceed the number of shares of Common Stock which remain available for issue under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him or her as promptly as possible. The Company may purchase shares on the open market in order to have shares available for purchase by participants in each Offering.

     (b) The Participant has no interest in the Common Stock covered by his or her Option and has no right to any dividend or distribution until such Option has been exercised.

     (c) Common Stock to be delivered to a participant under the Plan will be registered in the name of the Participant, or, in the names of the Participant and one other person as may be designated by the Participant in writing prior to the Offering Termination Date, as joint tenants with rights of survivorship.

     (d) A Participant will possess all the rights and privileges of a stockholder will respect to all the Shares held in his or her account under the Plan, including the right to vote such shares, and will receive all dividends, distributions, and stockholder communications with respect to such Shares. Except as provided in Section 8(a), however, Shares shall remain in the Account until the expiration of the Minimum Holding Period with respect to such Shares as determined by the Board at or prior to the Commencement Date of the Offering.

12. ADMINISTRATION

     The Plan shall be administered by the Compensation Committee appointed by the Board (the "Committee"). The Officer of the Company charged with day-to-day administration of the Plan shall, for matters involving the Plan, be an ex-officio member of the Committee. The Committee shall interpret the provisions of the Plan and adopt any rules or regulations for administering the Plan, subject to the final jurisdiction of the Board. Any rule or regulation adopted by the Committee shall remain in full force and effect unless or until altered, amended, or repealed by the Committee or the Board.

13. DESIGNATION OF BENEFICIARY

     A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the Participant prior to the delivery of such shares or cash to the Participant. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Plan Administrator. Upon the death of the Participant and receipt by the Company of proof of identity and existence of the Participant's death, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a Participant and in the absence of validly designated or living beneficiary, the Company in its sole discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall prior to the death of the Participant, acquire any interest in the stock or cash credited to the Participant under the Plan.

14. TRANSFERABILITY

     Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an Option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant otherwise than by will or laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 7(b).

15. USE OF FUNDS

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company is not obligated to segregate such payroll deductions.

16. EFFECT OF CHANGES IN COMMON STOCK

     In the event of any changes in the Company's outstanding Common Stock by reason of stock dividend, subdivision, combination and exchange of shares, recapitalizations or mergers in which the Company is the surviving corporation, the aggregate number and class of shares available under this Plan and the Purchase Price per share shall be appropriately adjusted by the Board whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional share which would otherwise become subject to any Options.

17. AMENDMENT OR TERMINATION

     The Board may terminate or amend the Plan at any time. No termination will affect Options previously granted. No amendment may change any Option previously granted which would adversely affect the rights of any participant. No amendment to the Plan may be made that would (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of shares which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation under the Plan without the approval of a majority of the stockholders of the Company within (12) twelve months of such amendment.

18. NOTICES

     All notices or other communications by a Participant to the Company in connection with the Plan shall be deemed to have been duly given when received by the Plan Administrator.

19. MERGER OR CONSOLIDATION

     In the event of a merger or consolidation of the Company with one or more corporations as result of which the Company is not the surviving corporation, or upon the sale of substantially all of the property or stock of the Company to another corporation, the Committee or the Board may, in its sole discretion and in connection with such transaction, cancel each outstanding option and refund all sums previously collected from Participants under the canceled outstanding options, or in its sole discretion, cause each Participant with outstanding options to have his or her options exercised immediately prior to such transaction and thereby have the balance of his or her account applied to the purchase of whole shares at the Purchase Price. The balance of the account not so applied will be refunded to the Participant. In the event of a merger in which the Company is the surviving entity, each Participant is entitled to receive, for each Share as to which such Participant's outstanding rights to purchase would be exercised, as nearly as reasonably may be determined by the Committee or the Board, in its sole discretion, the securities or property that a holder of one share was entitled to receive upon the merger.

20. APPROVAL OF STOCKHOLDERS

     The Plan has been adopted by the Board of Directors of the Company, but is subject to the approval of the stockholders of the Company within twelve months of the date of adoption of the Plan by the Board of Directors. Notwithstanding any other provision of the Plan, no Option shall be exercised unless and until the stockholders of the Company approve the Plan.

21. REGISTRATION AND QUALIFICATION OF THE PLAN

     No Option shall be exercised under the Plan until such time as the Company has qualified or registered the shares which are subject to the options under the applicable Federal Securities Laws to the extent required by such laws.

22. NO EMPLOYMENT RIGHT

     Neither this Plan nor any action taken hereunder shall be construed as giving any right to any individual to be retained as an officer or employee of the Company.

23. TAX WITHHOLDING

     The Company shall have the right to deduct from all payments hereunder any federal, state, local, or employment taxes that it deems are required by law to be withheld with respect to such payments.

PROXY


                      COMPLETE BUSINESS SOLUTIONS, INC.


                 Annual Meeting of Stockholders - May 8, 1998

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned stockholder of Complete Business Solutions, Inc. does hereby nominate, constitute and appoint Rajendra B. Vattikuti and Timothy S. Manney or either of them, the true and lawful proxies, agents and attorneys of the undersigned, with full power of substitution, to vote for the undersigned all of the common stock of said corporation standing in the name of the undersigned on its books at the close of business on March 31, 1998 at the Annual Meeting of Stockholders to be held at the Ritz-Carlton Hotel located at Fairlane Plaza, 300 Town Center Drive, Dearborn, MI 48126 on Friday, May 8, 1998 at 9:00 a.m., local time, or any adjournment thereof, with all of the powers which could be possessed by the undersigned if personally present as follows on the reverse side.

NOMINEES:    Douglas S. Land, Frank D. Stella, John A. Stanley, Charles
             Costello, Ronald K. Machtley


                 CONTINUED AND TO BE SIGNED ON THE OTHER SIDE


--------------------------------------------------------------------------------


[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.




                   FOR     WITHHELD                                                                      FOR    AGAINST    ABSTAIN
1. Election of                                                           2. Amend Articles of
   Directors       [ ]      [ ]                                             Incorporation to increase     [ ]     [ ]        [ ]
                                                                            Authorized Shares

For, except vote withheld from the following nominee(s):                 3. Amend Complete                [ ]     [ ]        [ ]
                                                                            Business Solutions, Inc.
-------------------------------------------------------------               1996 Stock Option Plan



                                            FOR   AGAINST   ABSTAIN
4. Amend Bylaws to increase
   Size of Board                            [ ]     [ ]      [ ]

5. Adopt Complete Business
   Solutions, Inc. Employee Stock
   Purchase Plan                            [ ]     [ ]      [ ]

6. Ratify appointment of Arthur
   Andersen LLP as Auditors
   for 1998                                 [ ]     [ ]      [ ]

7. In their discretion, the Proxies are authorized to vote upon such matters as may properly come before the meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH.

PLEASE FILL IN DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

NOTE: PLEASE SIGN NAME EXACTLY AS YOUR NAME APPEARS ON THE STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN.


--------------------------------------

--------------------------------------
  SIGNATURE(S)                 DATE